SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2013

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34810

Delaware	33-059-5156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

12117 Bee Caves Road Building Three, Suite 100, Austin, TX 78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 21, 2013, Vermillion, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (1) the election of a Class III director, to serve for a three-year term and until his/her successor is duly elected and qualified; (2) an advisory vote on the compensation of the Company’s named executive officers, as presented by the Company’s proxy statement for the Annual Meeting; (3) the ratification of the Board’s appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012; and (4) approval of an amendment and restatement of the Company’s 2010 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the 2010 Plan by 1,300,000 shares. As of the record date for the meeting, there were 15,200,079 shares of Vermillion common stock, par value $0.001 per share, issued and outstanding and entitled to vote. There were 9,700,838 shares present in person or by proxy at the Annual Meeting. The final voting results were as follows:

Proposal 1. Election of a Class III Director

NOMINEE	FOR	AGAINST	ABSTENTION
Roberta L. Della Vedova	3,938,399	386,786	17,400

Robert S. Goggin	4,749,042	—	397,136

Based on the votes set forth above, Robert S. Goggin was duly elected to serve as a Class III director of the Company for a three-year term and until his successor is duly elected and qualified.

Proposal 2. Advisory Vote on the Compensation of the Company’s Named Executive Officers

The advisory vote on the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, received the following votes:

FOR	AGAINST	ABSTENTION
4,145,177	5,236,670	106,916

Based on the votes set forth above, the compensation of the Company’s named executive officer, as set forth in the Company’s proxy statement for the Annual Meeting, was not approved in an advisory vote by the stockholders.

Proposal 3. Ratification of the Appointment of Independent Registered Public Accounting Firm

The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 received the following votes:

FOR	AGAINST	ABSTENTION
7,008,286	1,613,900	1,078,652

Based on the votes set forth above, the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was duly ratified by the stockholders.

Proposal 4. Approval of an amendment and restatement of the Company’s 2010 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the 2010 Plan by 1,300,000 shares

The approval of an amendment and restatement of the Company’s 2010 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the 2010 Plan by 1,300,000 shares received the following votes:

FOR	AGAINST	ABSTENTION
4,234,628	5,217,353	36,782

Based on the votes set forth above, the amendment and restatement of the Company’s 2010 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the 2010 Plan by 1,300,000 shares was not approved by the stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.

Date: March 26, 2013	By:	/s/ Eric J. Schoen
Eric J. Schoen
Chief Accounting Officer